CENTRAL SECURITIES CORPORATION

_________

INTERIM REPORT TO STOCKHOLDERS

AS OF MARCH 31, 2020

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To the Stockholders of

Central Securities Corporation:

Financial data for the quarter ended March 31, 2020 prepared by management without audit by our independent registered public accounting firm and other pertinent information are submitted herewith.

Comparative net assets are as follows:

	Mar. 31, 2020	Dec. 31, 2019	Mar. 31, 2019
Net assets	$813,963,233	$994,595,051	$876,903,295
Net assets per share of Common Stock	$31.55	$38.42	$34.41
Shares of Common Stock outstanding	25,798,210	25,889,242	25,482,666

Comparative operating results are as follows:

	Three months ended March 31,
	2020	2019
Net investment income	$9,213,865	$5,489,626
Per share of Common Stock	.36 *	.22	*
Net realized gain on sale of investments	5,089,546	7,582,127
Increase (decrease) in net unrealized appreciation of investments	(192,720,471)	98,830,673
Increase (decrease) in net assets resulting from operations	(178,417,060)	111,902,426

* Per-share data are based on the average number of Common shares outstanding during the three-month period.

We are pleased to report that at the Corporation’s annual meeting on March 18, 2020, the stockholders elected eight directors and ratified the selection of KPMG LLP as auditors of the Corporation for the year ended 2020.

During the quarter ended March 31, 2020, the Corporation purchased 95,032 shares of its Common Stock at an average price of $24.26 per share. The Corporation may from time to time purchase its Common Stock in such amounts and at such prices as the Board of Directors deems advisable in the best interests of stockholders. Purchases may be made in the open market or in private transactions directly with stockholders.

It is with deep regret that we announce that C. Carter Walker passed away on February 16, 2020. Carter joined Central as Vice President and Director in 1974 and served the Corporation for 44 years until his retirement as a Director in 2018. He devoted much of his energy to Central, contributing his wisdom and balanced judgment to its management. His colleagues and friends had a great affection for him. He will be sorely missed by all who knew him.

Stockholders’ inquiries are welcome.

John C. Hill   Wilmot H. Kidd   Andrew J. O’Neill

630 Fifth Avenue

New York, NY 10111

April 22, 2020

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PRINCIPAL PORTFOLIO CHANGES

January 1 to March 31, 2020

(unaudited)

	Number of Shares
	Purchased	Sold	Held March 31, 2020
Alphabet Inc. Class A	2,000		18,000
The Charles Schwab Corporation	195,000		405,000
Citigroup Inc.		20,000	255,000
Cogent Communications Holdings, Inc.		15,000	185,000
Intel Corporation		40,000	800,000
Kinsale Capital Group, Inc.		10,000	90,000
Motorola Solutions, Inc.		5,000	245,000
Rayonier Inc.	100,000		900,000
Roper Technologies, Inc.		2,000	56,000
Star Group, L.P.	3,100		730,000
TRI Pointe Group, Inc.		410,000	270,000

TEN LARGEST INVESTMENTS

March 31, 2020

(excluding short-term investments)

(unaudited)

	Cost	Value	Percent of Net Assets	Year First Acquired
	(millions)
The Plymouth Rock Company, Inc.	$0.7	$199.0	24.4%	1982
Intel Corporation	6.8	43.3	5.3	1986
Analog Devices, Inc.	6.2	40.3	5.0	1987
Coherent, Inc.	13.5	37.2	4.6	2007
Motorola Solutions, Inc.	10.9	32.6	4.0	2000
Progressive Corporation	18.6	25.8	3.2	2015
Amazon.com	3.8	25.3	3.1	2014
Hess Corporation	31.2	23.3	2.9	2017
Rayonier Inc.	26.3	21.2	2.6	2014
Alphabet Inc. Class A	14.6	20.9	2.6	2015

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BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman

L. Price Blackford, Lead Independent Director

Simms C. Browning

Donald G. Calder

David C. Colander

Jay R. Inglis

Wilmot H. Kidd IV

David M. Poppe

OFFICERS

Wilmot H. Kidd, Chief Executive Officer

John C. Hill, President

Marlene A. Krumholz, Vice President and Secretary

Andrew J. O’Neill, Vice President

Lawrence P. Vogel, Vice President and Treasurer

OFFICE

630 Fifth Avenue

New York, NY 10111

212-698-2020

866-593-2507 (toll free)

www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.

P. O. Box 505000, Louisville, KY 40233

800-756-8200

www.computershare.com

CUSTODIAN

UMB Bank, n.a.

Kansas City, MO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

New York, NY